Exhibit 10.2

                 INTERNATIONAL BUILDING TECHNOLOGIES, CO., LTD.

                 AMENDMENT TO ASSET SALE AND PURCHASE AGREEMENT


     THIS AMENDMENT to the Asset Sale and Purchase Agreement originally dated July 8, 2007 is effective as of this 5th day of December 2007. This Amended Asset Sale and Purchase Agreement is made by and between Suining Yinfa Construction and Engineering Co., Ltd., (the "Company"), a China corporation; and International Building Technologies, Co., Ltd. ("IBT" or the "Purchaser"), a Hong Kong corporation, and a wholly owned subsidiary of International Building Technologies Group, Inc., a US publicly traded company (OTCBB:INBG)

     WHEREAS, the Company and Purchaser desire to change the terms of the Asset Sale and Purchase Agreement for the benefit of both parties.

     NOW, THEREFORE, in consideration of the mutual covenants herein stated, it is agreed as follows:

     WHEREAS, the Company desires to sell to the Purchaser 51% interest in certain contracts and agreements (the "Company Assets") in return for Company in order to become part of a US publicly traded company and to potentially gain certain rights to use and exploit IBT's panel building technology (the "Technology") either now or in the future.

     WHEREAS, the Purchaser desires to purchase the Assets as hereinafter provided;

     NOW, THEREFORE, in consideration of the foregoing and the following mutual covenants and agreements, the parties hereto agree as follows:

     1. Purchase of Assets. After the closing of this Agreement (the "Closing"), commencing January 1, 2008, upon the basis of the covenants, warranties and representations of the Purchaser set forth in this Agreement, the Company will sell, transfer, assign, and deliver to the Purchaser 51% interest in certain contracts (the "Assets" or "Company Assets"), as set forth in Exhibit A, clear of all liens, pledges, rights of third parties and any other encumbrances, except as otherwise may be permitted hereunder.

     2. Compensation. Purchaser agrees to the following:

     (a) Note. Payment to Company in the form of a Convertible Promissory Note in the amount of $350,000 USD attached herein as Exhibit B, and briefly outlined as follows:

     3. Restrictive Legend. All shares of the Stock to be delivered hereunder shall bear a restrictive legend in substantially the following form:

     "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND NEITHER SUCH SHARES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT."

     4. Redemption Rights. Subject to the applicable provisions of Nevada law, the Purchaser, at the option of its directors, and with the consent of a majority of the stockholders of the Series E Preferred Stock, may at any time or from time to time redeem the whole or any part of the outstanding Series E Preferred Stock. Any such redemption shall be prorate with respect to all of the holders of the Series E Preferred Stock. Upon redemption the Company shall pay for each share redeemed the Market Value, payable in cash. Such redemption shall be on an all-or-nothing basis.

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     5. Optional Stock Purchase Agreement.

     (a) Upon signing this agreement, both Parties agree to pursue a stock purchase agreement of the Company by IBT based upon terms and conditions to be decided between the two parties and to be memorialized in subsequent documentation.

     (b) Both parties understand that such a Stock Purchase Agreement will be dependent on an obtaining reliable representation from the Company including an audit of the Company's financials according to US GAAP standards, the cost of which will be born by the Company.

     6. Management of Assets.

     (a)  IBT  shall  provide  management  personnel  to the  Assets,  including
          Project Management, Accounting Supervision and Controller commencing January 1, 2008. IBT

     (b) All financial books and records for the Assets will be maintained by IBT commencing January 1, 2008.

     7. Profit Sharing.

     (a) Profits shall be shared between the Parties either on a quarterly basis or upon completion of the Contract being acquired on the following basis: IBT 51% and Company 49%.

     (b) Any potential losses will be shared between the Parties according to percentage ownership of the Assets; however, the loss share for which IBT will be responsible will be limited to no more than $100,000 USD.

     8. Reversal of Agreement. The Agreement between the Parties may be reversed and the original Convertible Promissory Note returned to each of the Parties if one of the following conditions prevails:

     (a) IBT is unable to maintain the terms and conditions of the Asset Sale and Purchase Agreement. IBT

     (b)  Company is unable to maintain the Assets or continue operations.

     (c) Company is unable to obtain approval from the local government authority for changing registration of shareholders formally in according to this agreement.

     9. Representations and Warranties of the Company. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Company's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Company believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Company represents and warrants to the Purchaser as follows:

     (a) Power and Authority. The Company has full power and authority to execute, deliver, and perform this Agreement and all other agreements, certificates or documents to be delivered in connection herewith, including, without limitation, the other agreements, certificates and documents contemplated hereby (collectively the "Other Agreements").

     (b) Binding Effect. Upon execution and delivery by the Company, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Company, enforceable against the Company in accordance with the terms hereof and thereof, except as the enforceability hereof or thereof may be subject to the effect of (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and

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          (ii)  general   principles  of  equity  (regardless  of  whether  such
          enforceability is considered in a proceeding in equity or at law).

     (c)  Effect.  Neither the execution  and delivery of this  Agreement or the
          Other Agreements nor full performance by the Company of its obligations hereunder or thereunder will violate or breach, or otherwise constitute or give rise to a default under, the terms or provisions of the Articles of Incorporation or Bylaws of the Company or, of any contract, commitment or other obligation of the Company or the Company or necessary for the operation of the Company following the Closing or any other contract, commitment, or other obligation to which the Company or the Company is a party, or create or result in the creation of any encumbrance on any of the property of the Company. The Company is not in violation of its Articles of Incorporation, as amended, it's Bylaws, as amended, or of any indebtedness, mortgage, contract, lease, or other agreement or commitment.

     (d) No Consents. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Company prior to the Closing to authorize the execution, delivery and performance by the Company of this Agreement or the Other Agreements which are listed on Schedule A.

     (e) Litigation. There is no action, suit, hearing, inquiry, review, proceeding or investigation by or before any court or governmental body pending, or threatened against or involving the Company, its affiliates or the Company or with respect to the activities of any employee or agent of the Company. Neither the Company nor the Company have received any notice of any event or occurrence which could result in any such action, suit, hearing, inquiry, review, proceeding or investigation.

     (f) Records. The books of account and minute books of the Company are complete and correct, and reflect all those transactions involving its business which properly should have been set forth in such books.

     (g)  Internal  Accounting  Controls.  The  Company  maintains  a system  of internal accounting controls sufficient, in the judgment of the Company's board of directors, to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books of account, corporate records and minute books of the Company are complete and correct in all material respects.

     (h) The Company's Representations and Warranties True and Complete. All representations and warranties of the Company in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

     (i) No Knowledge of the Purchaser's Default. The Company has no knowledge that any of the Purchaser's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete or that the Purchaser is in default under any term or provision of this Agreement or the Other Agreements.

     (j) No Untrue Statements. No representation or warranty by the Company in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

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
     (k) Reliance. The foregoing representations and warranties are made by the Company with the knowledge and expectation that the Purchaser is placing complete reliance thereon.

     10. Representations and Warranties of the Purchaser. Where a representation contained in this Agreement is qualified by the phrase "to the best of the Purchaser's knowledge" (or words of similar import), such expression means that, after having conducted a due diligence review, the Purchaser believes the statement to be true, accurate, and complete in all material respects. Knowledge shall not be imputed nor shall it include any matters which such person should have known or should have been reasonably expected to have known. The Purchaser hereby represents and warrants to the Company as follows:

     (a) Power and Authority. The Purchaser has full power and authority to execute, deliver and perform this Agreement and the Other Agreements.

     (b) Binding Effect. Upon execution and delivery by the Purchaser, this Agreement and the Other Agreements shall be and constitute the valid, binding and legal obligations of the Purchaser enforceable against the Purchaser in accordance with the terms hereof or thereof, except as the enforceability hereof and thereof may be subject to the effect of
          (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     (c) Consents. Company has obtained consents from Customers allowing the assignment of said contract from Company to Purchaser to take place without penalty or consequence. No consent, approval or authorization of, or registration, declaration or filing with any third party, including, but not limited to, any governmental department, agency, commission or other instrumentality, will, except such consents, if any, delivered or obtained on or prior to the Closing, be obtained or made by the Purchaser prior to the Closing to authorize the execution, delivery and performance by the Purchaser of this Agreement or the Other Agreements.

     (d) The Purchaser's Representations and Warranties True and Complete. All representations and warranties of the Purchaser in this Agreement and the Other Agreements are true, accurate and complete in all material respects as of the Closing.

     (e) No Knowledge of the Company's Default. The Purchaser has no knowledge that any of the Company's representations and warranties contained in this Agreement or the Other Agreements are untrue, inaccurate or incomplete in any respect or that the Company is in default under any term or provision of this Agreement or the Other Agreements.

     (f) No Untrue Statements. No representation or warranty by the Purchaser in this Agreement or in any writing furnished or to be furnished pursuant hereto, contains or will contain any untrue statement of a material fact, or omits, or will omit to state any material fact required to make the statements herein or therein contained not misleading.

     (g) Reliance. The foregoing representations and warranties are made by the Purchaser with the knowledge and expectation that the Company is placing complete reliance thereon.

     11. Conditions Precedent to Obligations of the Purchaser. All obligations of the Purchaser under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     (a) Representations and Warranties True at the Closing. The representations and warranties of the Purchaser herein shall be deemed to have been made again as of the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Purchaser shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

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
     (b) Deliveries at the Closing. The Purchaser shall have delivered to the Company at the Closing all of the documents required to be delivered hereunder.

     12. Conditions Precedent to Obligations of the Company. All obligations of the Company under this Agreement are subject to the fulfillment, prior to or at the Closing, of the following conditions:

     (a)  Contracts  and  Documents.  The Company  shall have  delivered  to the
          Purchaser the contracts, agreements, purchase orders and other documents evidencing the ownership and rights to the Assets described in Exhibit A attached herein.

     (b) Representations and Warranties True at Closing. The representations and warranties of the Company herein shall be deemed to have been made again at the Closing, and then be true and correct, subject to any changes contemplated by this Agreement. The Company shall have performed all of the obligations to be performed by it hereunder on or prior to the Closing.

     (c) Payment of the Compensation. The Purchaser shall have delivered the Compensation.

     13. The Nature and Survival of Representations, Covenants and Warranties. All statements and facts contained in any memorandum, certificate, instrument, or other document delivered by or on behalf of the parties hereto for information or reliance pursuant to this Agreement, shall be deemed representations, covenants and warranties by the parties hereto under this Agreement. All representations, covenants and warranties of the parties shall survive the Closing and all inspections, examinations, or audits on behalf of the parties, shall expire one year following the Closing.

     14. Records of the Company. For a period of five years following the Closing, the books of account and records of the Company pertaining to all periods after the Closing shall be available for inspection by the Company for use in connection with tax audits.

     15. Further Conveyances and Assurances. After the Closing, the Company and the Purchaser will, without further cost or expense to, or consideration of any nature from the other, execute and deliver, or cause to be executed and delivered, to the other, such additional documentation and instruments of transfer and conveyance, and will take such other and further actions, as the other may reasonably request as more completely to sell, transfer and assign to and fully vest in the Purchaser ownership of the Assets and to consummate the transactions contemplated hereby.

     16. Closing. The Closing of the sale and purchase contemplated hereunder shall be on or before July 31, 2007, subject to acceleration or postponement from time to time as the Company and the Purchaser may mutually agree.

     17. Deliveries at the Closing by the Company. At the Closing the Company shall deliver to the Purchaser:

     (a) Contracts, Agreements, purchase orders, rights assignments and other evidence of the Assets set forth in Exhibit A with the full consent of the Customers with whom the Assets are contracted.

     (b) Any other document which may be necessary to carry out the intent of this Agreement.

     18. Deliveries at the Closing by the Purchaser. At the Closing, the Purchaser shall deliver to the Company the following:

     (a)  Compensation as set forth above.

     (b) Convertible Promissory Note in the amount of $350,000 USD attached herein as Exhibit B.

     (c) Any other document which may be necessary to carry out the intent of this Agreement.

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
     19. No Assignment. This Agreement shall not be assignable by any party without the prior written consent of the other parties, which consent shall be subject to such parties' sole, absolute and unfettered discretion.

     20. Brokerage. The Company and the Purchaser agree to indemnify and hold harmless each other against, and in respect of, any claim for brokerage or other commissions relative to this Agreement, or the transactions contemplated hereby, based in any way on agreements, arrangements, understandings or contracts made by either party with a third party or parties whatsoever.

     21. Mediation and Arbitration. All disputes arising or related to this Agreement must exclusively be resolved first by mediation with a mediator selected by the parties, with such mediation to be held in Alameda, CA. If such mediation fails, then any such dispute shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association in effect at the time the arbitration proceeding commences, except that (a) California law and the Federal Arbitration Act must govern construction and effect, (b) the locale of any arbitration must be in Alameda, California, and
(c) the arbitrator must with the award provide written findings of fact and conclusions of law. Any party may seek from a court of competent jurisdiction any provisional remedy that may be necessary to protect its rights or assets pending the selection of the arbitrator or the arbitrator's determination of the merits of the controversy. The exercise of such arbitration rights by any party will not preclude the exercise of any self-help remedies (including without limitation, setoff rights) or the exercise of any non-judicial foreclosure rights. An arbitration award may be entered in any court having jurisdiction.

     (a) Attorney's Fees. In the event that it should become necessary for any party entitled hereunder to bring suit against any other party to this Agreement for enforcement of the covenants contained in this Agreement, the parties hereby covenant and agree that the party or parties who are found to be in violation of said covenants shall also be liable for all reasonable attorney's fees and costs of court incurred by the other party or parties that bring suit.

     22. Benefit. All the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by each of the parties hereto, and his respective heirs, executors, administrators, personal representatives, successors and permitted assigns.

     23. Notices. All notices, requests, demands, and other communications hereunder shall be in writing and delivered personally or sent by registered or certified United States mail, return receipt requested with postage prepaid, or by telecopy or e-mail, if to the Company, addressed to Suining Yinfa Construction and Engineering Co., Ltd. At 343 Suizhou Chong Road, Suining, Sichuan Province, 629000 PRC,, Telephone number, 825.233.7901 and Facsimile number, 825.222.2892 and if to the Purchaser, addressed to IBT Group Inc. c/o IBT Group Inc., 1151 Harbor Bay Parkway, Suite 202, Alameda CA, USA, 94502 Telephone number, 001.510.814.3778 and Facsimile number, 001.510.814.0366.

     24. Any party hereto may change its address upon 10 days' written notice to any other party hereto.

     25. Construction. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     26. Waiver. No course of dealing on the part of any party hereto or its agents, or any failure or delay by any such party with respect to exercising any right, power or privilege of such party under this Agreement or any instrument referred to herein shall operate as a waiver thereof, and any single or partial exercise of any such right, power or privilege shall not preclude any later exercise thereof or any exercise of any other right, power or privilege hereunder or thereunder.

     27. Cumulative Rights. The rights and remedies of any party under this Agreement and the instruments executed or to be executed in connection herewith, or any of them, shall be cumulative and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy.

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     28. Invalidity. In the event any one or more of the provisions contained in this Agreement or in any instrument referred to herein or executed in connection herewith shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect the other provisions of this Agreement or any such other instrument.

     29. Incorporation by Reference. The Attachments and Schedules to this Agreement referred to or included herein constitute integral parts to this Agreement and are incorporated into this Agreement by this reference.

     30. Controlling Agreement. In the event of any conflict between the terms of this Agreement or any of the Other Agreements or exhibits referred to herein, the terms of this Agreement shall control.

     31. Law Governing; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to any conflicts of laws provisions thereof. Each party hereby irrevocably submits to the personal jurisdiction of the United States District Court for Alameda County, California, as well as of the Courts of the State of California over any suit, action or proceeding arising out of or relating to this Agreement. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such mediation, arbitration, suit, action or proceeding brought in any such county and any claim that any such mediation, arbitration, suit, action or proceeding brought in such county has been brought in an inconvenient forum.

     32. Multiple Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     33. Entire Agreement. This instrument and the attachments hereto contain the entire understanding of the parties and may not be changed orally, but only by an instrument in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.



                             SIGNATURE PAGE FOLLOWS

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
IN WITNESS WHEREOF, this Agreement has been executed on the date first written above

                          FOR COMPANY

                          /s/ Mr. Wang Hao
                          ------------------------------------------------------
                          Suining Yinfa Construction and Engineering Co., Ltd. Mr. Wang Hao
                          General Manager


                          Date:


                          FOR: PURCHASER


                          By /s/ Kenneth Yeung
                            ----------------------------------------------------
                            Kenneth Yeung,  CEO
                            IBT Co., Ltd. of Hong Kong, China.

                            FOR: International Building Technologies Group, Inc. IBT


                          By /s/ Kenneth Yeung
                            ----------------------------------------------------
                            Kenneth Yeung, President


                          Date:



                          By /s/ Peter Chin
                            ----------------------------------------------------
                            Peter Chin, Director

                          Date:

                                       8
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                                   EXHIBIT A:

               Company Assets (signed contract): $50,000,000. RMB

                                ROSE BEST PROJECT

                                    EXHIBIT B

                    $350,000 USD Convertible Promissory Note



                                       10